                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2005

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)


                  KANSAS                                     48-1070996
      (State or other jurisdiction of                      (I.R.S. Employer
       incorporation or organization)                     Identification No.)

              11935 RILEY                                    66225-6128
          OVERLAND PARK, KANSAS
  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (913) 338-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (12 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (12 CFR 240.13e-4(c))

ITEMS 2.02 AND 7.01 REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
         FINANCIAL CONDITION

         The Registrant's press release dated December 16, 2005, announcing the decision by its Board of Directors to declare a dividend on its common stock is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

             99.1 Press Release Dated December 16, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BLUE VALLEY BAN CORP


Date: December 16, 2005                    By: /s/ Mark A. Fortino
                                               --------------------------------
                                               Mark A. Fortino,
                                               Chief Financial Officer